UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

October 24, 2019

CCUR Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37706	04-2735766
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4375 River Green Parkway, Suite 210, Duluth, Georgia	30096
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 305-6434

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07   Submission of Matters to a Vote of Security Holders.

On October 24, 2019, the Company held its Annual Meeting of Stockholders. Proxies for the meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934. There were 8,923,657 shares of common stock entitled to vote and 8,169,756 shares voted at the meeting. The following matters were submitted to a vote of our stockholders.

Election of Directors: The stockholders re-elected each of the three nominees to serve as directors. Votes regarding the election of the three directors nominated to serve until the next Annual Meeting of Stockholders in 2020 were as follows:

Name	For	Withheld	Broker Non-Vote
Wayne Barr, Jr.	5,814,670	362,711	1,992,375
David Nicol	5,812,685	364,696	1,992,375
Steven G. Singer	5,736,356	441,025	1,992,375

Ratification of Independent Accountants: The stockholders approved, on an advisory basis, the appointment of Marcum LLP as the Company’s independent registered public accountants for the fiscal year ending June 30, 2020. The following sets forth the results of the voting with respect to this proposal.

For	Against	Abstained	Broker Non-Vote
8,066,179	85,777	17,800	0

Say on Pay: The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement under the heading “Compensation Discussion and Analysis,” the Summary Compensation Table, and the related compensation tables, notes, and narratives. The following sets forth the results of the voting with respect to this proposal:

For	Against	Abstained	Broker Non-Vote
5,550,602	484,139	142,640	1,992,375

Frequency of Say on Pay. The stockholders approved, on an advisory basis, a frequency of one year for each future advisory vote on the compensation of the Company’s named executive officers. The following sets forth the results of the voting with respect to this proposal.

1 Year	2 Years	3 Years	Abstained
5,502,444	4,419	624,872	45,646

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 24, 2019

CCUR Holdings, Inc.

(Registrant)

By:	/s/ Wayne Barr, Jr.
Wayne Barr, Jr. Chief Executive Officer and President